UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/04/2008

DISCOVER FINANCIAL SERVICES
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33378

Delaware	36-2517428
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015
(Address of principal executive offices, including zip code)

(224) 405-0900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On November 4, 2008, the agreement among Discover Financial Services (the "Company"), MasterCard Incorporated, MasterCard International Incorporated and Visa Inc. to settle the Company's federal antitrust lawsuit captioned Discover Financial Services, Inc. v. Visa USA Inc., MasterCard Inc. et al. became effective upon the receipt of the requisite approval of Visa's Class B shareholders. The settlement agreement is described in Item 8.01 of, and attached as Exhibit 99.1 to, the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 28, 2008, which is hereby incorporated by reference.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Date: November 05, 2008	By:	/s/ Christopher Greene
Christopher Greene
Assistant Secretary